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                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT


The Board of Directors
ILX Lightwave Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                             /s/ KPMG LLP
Billings, Montana
November 3, 2000